Exhibit 10.12

Execution Version

AMENDMENT NO. 1 TO CREDIT AND GUARANTY AGREEMENT, dated as of June 17, 2026 (this “Amendment”), among LYMI INC., a Delaware corporation (the “Borrower”), REF HOLDINGS, INC. (“Holdings”), the Subsidiary Guarantors party hereto, the Revolving Lenders party hereto, the Initial Term Lenders party hereto, the 2026 Initial Term Lenders (as defined below), the 2026 Delayed Draw Term Lenders (as defined below) and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, including any successor thereto, the “Administrative Agent”), as collateral agent (in such capacity, including any successor thereto, the “Collateral Agent”), as Issuing Bank and as Swingline Lender.

WHEREAS, reference is made to that certain Credit and Guaranty Agreement, dated as of May 2, 2024 (as amended, restated, supplemented or otherwise modified from time to time prior to the Amendment Effective Date (as defined below), the “Credit Agreement”), by and among the Borrower, Holdings, certain Subsidiaries of the Borrower from time to time party thereto, the lenders and issuing banks from time to time party thereto, the Administrative Agent and the Collateral Agent;

WHEREAS, the Borrower has requested that the Credit Agreement be amended to amend the terms set forth in the Credit Agreement to (a)(i) extend the Revolving Commitment Termination Date applicable to the Revolving Commitments to the date which is the fifth anniversary of the Amendment Effective Date, (ii) extend the Term Loan Maturity Date applicable to the Initial Term Loans to the date which is the fifth anniversary of the Amendment Effective Date and (iii) amend the amortization schedule set forth in Section 2.11(a) of the Credit Agreement applicable to the Initial Term Loans as set forth in the Amended Credit Agreement (as defined below), (b) establish and allow for a new tranche of Initial Term Loans (the “2026 Initial Term Loans”) in the aggregate principal amount of $52,000,000, that will form a part of the same class of Term Loans as the Initial Term Loans, pursuant to the terms set forth in the Amended Credit Agreement, the proceeds of which shall be used to (i) finance the Amendment No. 1 Dividend (as defined in the Amended Credit Agreement) and (ii) pay fees and expenses in connection with the foregoing, (c) establish and allow for a new, separate class of commitments, in the form of delayed draw term commitments (the “2026 Delayed Draw Term Commitments”) in the aggregate amount of $40,000,000, that, once funded (which may occur on one more occasions following the Amendment Effective Date), will constitute Term Loans of the same class as the Initial Term Loans (the “2026 Delayed Draw Term Loans”), pursuant to the terms set forth in the Amended Credit Agreement, the proceeds of which shall be used to (i) finance the Amendment No. 1 Dividend and (ii) pay fees and expenses in connection with the foregoing, (d) permit the payment of the Amendment No. 1 Dividend to the equity holders of Holdings in the aggregate amount of $90,000,000 and (e) make certain other amendments to the Credit Agreement, in each case on the terms and conditions set forth herein (such transactions, collectively, the “Amendment Transactions”);

WHEREAS, each Person that agrees to make 2026 Initial Term Loans (collectively, the “2026 Initial Term Lenders”) will make 2026 Initial Term Loans to the Borrower on the Amendment Effective Date in the amount set forth opposite such 2026 Initial Term Lender’s name on Schedule 1 hereto (collectively, the “2026 Initial Term Loan Commitments”);

WHEREAS, each Person that agrees to make 2026 Delayed Draw Term Commitments available to the Borrower (collectively, the “2026 Delayed Draw Term Lenders”) will make such 2026 Delayed Draw Term Commitments available to the Borrower on the Amendment Effective Date in the amount set forth opposite such 2026 Delayed Draw Term Lender’s name on Schedule 2 hereto;

WHEREAS, the Borrower has requested an amendment to the Credit Agreement that would effect the modifications to the Credit Agreement set forth herein, and each Lender and Issuing Bank party hereto consents to this Amendment;

WHEREAS, JPMorgan Chase Bank, N.A., CitiBank, N.A., Morgan Stanley Senior Funding, Inc. and Royal Bank of Canada have been appointed as the Lead Arrangers (as defined below) with respect to this Amendment; and

WHEREAS, this Amendment includes amendments to the Credit Agreement that will become effective on the Amendment Effective Date on the terms and subject to the conditions set forth herein.

Accordingly, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.          Defined Terms. Capitalized terms used and not otherwise defined herein have the meanings assigned to them in the Credit Agreement as amended hereby (the “Amended Credit Agreement”).

SECTION 2.          Amendment Transactions.

(a)            Subject to the terms and conditions set forth herein, each 2026 Initial Term Lender severally agrees to make a 2026 Initial Term Loan to the Borrower on the Amendment Effective Date in a principal amount equal to its 2026 Initial Term Commitment, which amount shall be made available to the Administrative Agent in immediately available funds in accordance with the Amended Credit Agreement.

(b)            Subject to the terms and conditions set forth herein, each 2026 Delayed Draw Term Lender severally agrees to (i) provide to the Borrower its respective 2026 Delayed Draw Term Commitment on the Amendment Effective Date and (ii) provide its respective portion of the 2026 Delayed Draw Term Loans to the Borrower, at any time and from time to time after the Amendment Effective Date, subject only to the conditions set forth in Section 4.02 of the Amended Credit Agreement, in an aggregate principal amount that will not result in the principal amount of the 2026 Delayed Draw Term Loans of such 2026 Delayed Draw Term Lender exceeding the 2026 Delayed Draw Term Commitment of such 2026 Delayed Draw Term Lender, in each case in accordance with the Amended Credit Agreement.

SECTION 3.          Amendments to the Credit Agreement and Certain Schedules. Each of the parties hereto agrees that, effective on the Amendment Effective Date (a) the Credit Agreement shall be amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement attached as Exhibit A hereto and (b) (i) Schedule 2.01C shall be added to the Credit Agreement to reflect the 2026 Initial Term Commitments effected hereby as specified on Schedule 1 hereto and (ii) Schedule 2.01D shall be added to the Credit Agreement to reflect the 2026 Initial Delayed Draw Term Commitments effected hereby as specified on Schedule 2 hereto.

SECTION 4.          Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each Loan Party represents and warrants to the Administrative Agent, each 2026 Initial Term Lender party hereto, each 2026 Delayed Draw Term Lender party hereto, each Revolving Lender, each Initial Term Lender and the Issuing Bank, on and as of the Amendment Effective Date, that:

(a)            The execution, delivery and performance of this Amendment has been duly authorized by all necessary corporate or other organizational action on the part of each Loan Party. This Amendment has been duly executed and delivered by each Loan Party and is the legally valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and to general principles of equity, good faith and fair dealing.

(b)            The representations and warranties of the Borrower and each other Loan Party contained in Article 3 of the Amended Credit Agreement or any other Loan Document (as defined in the Credit Agreement) shall be true and correct in all material respects (or, with respect to any such representation or warranty that is qualified by materiality or Material Adverse Effect, in all respects) on and as of the Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (or, with respect to any such representation or warranty that is qualified by materiality or Material Adverse Effect, in all respects) as of such earlier date.

(c)            As of the Amendment Effective Date, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing or would result from the consummation of the Amendment Transactions.

SECTION 5.          Amendment Effective Date.

(a)            The effectiveness of this Amendment, the amendments and transactions set forth in Sections 2 and 3, the making of the 2026 Initial Term Loans and effectiveness of the 2026 Delayed Draw Term Commitments, in each case, are subject to the satisfaction or waiver of the following conditions (the first date on which all such conditions precedent are satisfied (or waived), the “Amendment Effective Date”):

(i)             the Administrative Agent (or counsel) shall have received from each Loan Party (A) either (1) a counterpart of this Amendment signed on behalf of such party or (B) written evidence satisfactory to the Administrative Agent that such party has signed a counterpart of this Amendment and (2) a Borrowing Request as described in Section 2.03(a) of the Amended Credit Agreement;

(ii)            the Administrative Agent shall have received (A) a certificate of each Loan Party, dated the Amendment Effective Date, which shall (1) certify the resolutions of its board of directors, members or other body authorizing the execution, delivery and performance of this Amendment and the other Loan Documents executed in connection with this Amendment, (2) identify by name and title and bear the signatures of the officers of such Loan Party authorized to sign the Loan Documents to which it is a party and (3) contain appropriate attachments, including the Organizational Documents of each Loan Party certified, if applicable, by the relevant authority of the jurisdiction of organization of such Loan Party, (B) a good standing certificate (if relevant) as of a recent date for each Loan Party from its jurisdiction of organization and (C) a Solvency Certificate;

(iii)           the Administrative Agent shall have received a customary opinion of Skadden, Arps, Slate, Meagher & Flom LLP, special United States counsel for the Loan Parties;

(iv)           the Administrative Agent shall have received a certificate signed by a Responsible Officer of the Borrower certifying that the conditions specified in Section 4(b) and (c) have been satisfied;

(v)            Any fees required to be paid pursuant to the Fee Letter on or before the Amendment Effective Date shall have been paid (or caused to have been paid) by the Borrower to the Administrative Agent on the Amendment Effective Date;

(vi)           The Borrower shall have paid all fees, charges and disbursements of Davis Polk & Wardwell LLP for which invoices have been presented at least three (3) Business Days prior to the Amendment Effective Date (it is hereby expressly acknowledged and agreed that any fees paid pursuant to this clause (vi) shall be paid by the Borrower to the Administrative Agent on the Amendment Effective Date);

(vii)          The Loan Parties shall have provided the documentation and other information regarding the Loan Parties to the Administrative Agent and Lenders that are required by regulatory authorities under applicable “know-your-customer” rules and regulations, including the Patriot Act and the Beneficial Ownership Regulation, to the extent the Borrower shall have received written reasonable requests therefor (and in the case of any Lender request, through the Administrative Agent) at least three (3) Business Days prior to the Amendment Effective Date; and

(b)            For purposes of determining compliance with the conditions specified in Section 5(a) hereof, each existing Revolving Lender, Initial Term Lender, 2026 Initial Term Lender, 2026 Delayed Draw Term Lender, Swing Line Lender and Issuing Bank that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such existing Revolving Lender, Initial Term Lender, 2026 Initial Term Lender, 2026 Delayed Draw Term Lender, Swing Line Lender and Issuing Bank, as the case may be, prior to the Amendment Effective Date specifying its objection thereto.

SECTION 6.          Effect of Amendment.

(a)            Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or Agents under the existing Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the existing Credit Agreement or any other provision of the existing Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Except as expressly set forth herein, nothing herein shall be deemed a waiver, amendment, modification or other change of any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

(b)            The parties hereto acknowledge and agree that this Amendment and the other Loan Documents executed and delivered in connection with this Amendment do not constitute a novation or termination of any of the Obligations.

(c)            From and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed a reference to the Credit Agreement as amended hereby. From and after the Amendment Effective Date, each reference in the Credit Agreement to “Schedule 2.01”, “thereunder”, “thereof”, “therein”, or words of like import, and each reference to the Schedule 2.01 to the Credit Agreement in any other Loan Document shall be deemed a reference to Schedule 2.01 to the Credit Agreement as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 7.          Reaffirmation; Grant of Security Interest. Notwithstanding the effectiveness of this Amendment and the Amendment Transactions, (i) each Loan Party acknowledges and agrees that, (A) each Loan Document to which it is a party is hereby confirmed and ratified and shall remain in full force and effect according to its respective terms and (B) the Collateral Documents do, and all of the Collateral does, and in each case shall continue to, secure the payment of all Secured Obligations on the terms and conditions set forth in the Collateral Documents, and hereby ratifies the security interests granted by it pursuant to the Collateral Documents and (ii) each Guarantor hereby confirms and ratifies its continuing unconditional obligations as Guarantor under the Loan Guaranty with respect to all of the Guaranteed Obligations. Without limiting the foregoing, as security for the payment or performance, as the case may be, in full of the Secured Obligations, each entity identified as a “Grantor” on the signature pages hereto (hereinafter, collectively, the “Grantors” and each, a “Grantor”), hereby grants to the Collateral Agent, for the benefit of the Secured Parties, a continuing security interest in all of such Grantor’s right, title and interest in, to and under all of the Collateral (as defined in the U.S. Pledge and Security Agreement), wherever located and whether now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest. The security interest granted hereunder is duplicative of the security interest granted under the U.S. Pledge and Security Agreement, does not affect the validity, scope or existence of the security interest granted under the U.S. Pledge and Security Agreement, and shall be governed by the U.S. Pledge and Security Agreement, including the exercise of any rights and remedies with respect to the security interest granted hereunder. Each Grantor hereby irrevocably authorizes the Collateral Agent (and its counsel) at any time and from time to time to file in any relevant jurisdiction any initial financing statements with respect to the Collateral or any part thereof and amendments and continuations thereto that (i) describe the collateral covered thereby, including as “all assets of the Debtor, whether now owned or hereafter acquired or in which the Debtor otherwise has rights” or words of similar effect and (ii) contain the information required by Article 9 of the UCC or the analogous legislation of each applicable jurisdiction for the filing of any financing statement or amendment.

SECTION 8.          GOVERNING LAW; ETC.

(a)            THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT OR THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

(b)            THE TERMS OF SECTIONS 9.09(B), (C) AND (D) AND 9.10 OF THE CREDIT AGREEMENT ARE INCORPORATED HEREIN BY REFERENCE, MUTATIS MUTANDIS, AND THE PARTIES HERETO AGREE TO SUCH TERMS.

SECTION 9.          Costs and Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable and documented out-of-pocket costs and expenses in connection with this Amendment to the extent required pursuant to (and subject to the limitations set forth in) Section 9.03(a) of the Credit Agreement.

SECTION 10.        Counterparts; Effectiveness. This Amendment may be executed in one or more counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment, the other Loan Documents and any separate letter agreements with respect to fees payable to the Agents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or electronic (“pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart to this Amendment.

SECTION 11.        Headings. Section headings herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

LYMI INC.,
as Borrower and as a Grantor

By:	/s/ Joshua Moore
	Name:	Joshua Moore
	Title:	Chief Financial Officer

REF HOLDINGS, INC.,
as Holdings, as a Loan Guarantor and as a Grantor

By:	/s/ Joshua Moore
	Name:	Joshua Moore
	Title:	Vice President and Treasurer

BIG LADY LLC,
as a Loan Guarantor and as a Grantor

By:	/s/ Joshua Moore
	Name:	Joshua Moore
	Title:	Treasurer

HEY BUI LLC,
as a Loan Guarantor and as a Grantor

By:	/s/ Joshua Moore
	Name:	Joshua Moore
	Title:	Treasurer

[Signature Page – Amendment No. 1 (LYMI Inc.)]

UNICORN KISS LLC,
as a Loan Guarantor and as a Grantor

By:	/s/ Joshua Moore
	Name:	Joshua Moore
	Title:	Treasurer

REFORMATION MADISON LLC,
as a Loan Guarantor and as a Grantor

By:	/s/ Joshua Moore
	Name:	Joshua Moore
	Title:	Treasurer

[Signature Page – Amendment No. 1 (LYMI Inc.)]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent, Collateral Agent, 2026 Initial Term Lender, 2026 Delayed Draw Term Lender, Initial Term Lender, Revolving Lender, Issuing Bank and Swing Line Lender

By:	/s/ Erica Ashby
Name:	Erica Ashby
Title:	Authorized Signer

[Signature Page – Amendment No. 1 (LYMI Inc.)]

CITIBANK, N.A.,
as 2026 Initial Term Lender, 2026 Delayed Draw Term Lender, Initial Term Lender and Revolving Lender

By:	/s/ Martina Ciarrocchi
Name:	Martina Ciarrocchi
Title:	Senior Vice President

[Signature Page – Amendment No. 1 (LYMI Inc.)]

MORGAN STANLEY SENIOR FUNDING, INC.,
as 2026 Initial Term Lender, 2026 Delayed Draw Term Lender, Initial Term Lender and Revolving Lender

By:	/s/ Michael King
Name:	Michael King
Title:	Vice President

[Signature Page – Amendment No. 1 (LYMI Inc.)]

ROYAL BANK OF CANADA,
as 2026 Initial Term Lender, 2026 Delayed Draw Term Lender, Initial Term Lender and Revolving Lender

By:	/s/ Jennifer Xu
Name:	Jennifer Xu
Title:	Authorized Signatory

[Signature Page – Amendment No. 1 (LYMI Inc.)]

SCHEDULE 1

2026 Initial Term Loan Commitments

2026 Initial Term Lender	2026 Initial Term Loan Commitments	Applicable Percentage
JPMorgan Chase Bank, N.A.	$16,956,521.74	32.6%
Citibank, N.A.	$11,304,347.83	21.7%
Morgan Stanley Senior Funding, Inc.	$5,652,173.91	10.9%
Royal Bank of Canada	$18,086,956.52	34.8%
TOTAL	$52,000,000	100.00%

SCHEDULE 2

2026 Delayed Draw Term Commitments

2026 Initial Delayed Draw Term Lender	2026 Initial Delayed Draw Term Commitments	Applicable Percentage
JPMorgan Chase Bank, N.A.	$13,043,478.26	32.6%
Citibank, N.A.	$8,695,652.17	21.7%
Morgan Stanley Senior Funding, Inc.	$4,347,826.09	10.9%
Royal Bank of Canada	$13,913,043.48	34.8%
TOTAL	$40,000,000	100.00%

EXHIBIT A

Amendments to Credit Agreement

[See attached.]

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